Commitments and contingencies	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies	Commitments and contingencies
Commitments

The MFAs require the Company and its MF subsidiaries, among other obligations:

(i)to agree with McDonald’s Corporation on a restaurant opening plan. Moreover, the Company has agreed to make its best efforts to reimage at least 10% of its eligible restaurants. The Company may also propose, subject to McDonald’s Corporation’s consent, amendments to any restaurant opening plan and/or reinvestment plan to adapt to changes in economic or political conditions;
(ii)to pay to McDonald’s Corporation an initial franchise fee for each new restaurant opened. In addition, the Company will pay an initial franchise fee for each franchised restaurant in operation as of January 1, 2025, which will be payable in two equal installments (August 1, 2027 and August 1, 2037).
(iii)to pay monthly royalties commencing at a rate of 6.0% of gross sales of the restaurants during the first 10 years. This percentage will increase to 6.25% and 6.5% for the subsequent two five-year periods of the agreement;
(iv)to commit to funding a specified Strategic Marketing Plan; that includes the expenditure of at least 5% of the Company’s gross sales on advertising and promotion activities, unless otherwise agreed with McDonald’s Corporation;
(v)to own (or lease) directly or indirectly, the fee simple interest in all real property on which any franchised restaurant is located; and
(vi)to maintain a minimum fixed charge coverage ratio (as defined therein) at least equal to 1.50 as well as a maximum leverage ratio (as defined therein) of 4.25.

If the Company is not in compliance with these (or other) commitments under the MFAs, it could be in material breach. A material breach of the MFAs would give McDonald’s Corporation certain rights, including the ability to acquire all or part of the Company’s business.
For the year ended December 31, 2025, the Company was in compliance with the financial ratios mentioned in point (vi) above. The ratios for the periods mentioned were as follows:

	Fixed Charge Coverage Ratio	Leverage Ratio
March 31, 2025	2.14	3.80
June 30, 2025	2.05	3.53
September 30, 2025	2.26	3.24
December 31, 2025	2.17	3.36

In addition, the Company, through ADBV, maintains standby letters of credit in favor of McDonald’s Corporation as collateral for the obligations assumed under the MFAs, for a total aggregate drawing amount of $80 million. These letters of credit can be drawn if certain events occur, including the failure to pay royalties. No amounts have been drawn at the date of issuance of these financial statements. The following table presents information related to the standby letters of credit:

Bank	Currency	Amount
Banco Bilbao Vizcaya Argentaria, S.A.	$	45,000
J.P. Morgan	$	20,000
Itaú	$	15,000

These letters of credit contain a limited number of customary affirmative and negative covenants, including a maximum indebtedness to EBITDA ratio, as follows:

Bank	Ratio	Required Maximum Ratio	As of December 31, 2025
Banco Bilbao Vizcaya Argentaria, S.A.	Net indebtedness to EBITDA (including interest payable)	4.0	0.17
J.P. Morgan	Indebtedness to EBITDA (including interest payable)	4.5	0.89
Itaú	Net indebtedness to EBITDA (not including interest payable)	4.5	0.21

As of December 31, 2025 the Company was in compliance with each ratio.
Provision for contingencies

The Company has certain contingent liabilities with respect to existing or potential claims, lawsuits and other proceedings, including those involving labor, tax and other matters. As of December 31, 2025 and 2024, the Company maintains a provision for contingencies, net of judicial deposits, amounting to $50,854 and $30,356, respectively, presented as follows: $1,455 and $1,199 as a current liability and $49,399 and $29,157 as a non-current liability, respectively.

The breakdown of the provision for contingencies is as follows:

Description	Balance at beginning of period	Accruals, net	Settlements	Reclassifications and increase of judicial deposits	Translation	Balance at end of period
Year ended December 31, 2025:
Tax contingencies in Brazil (i)	$22,113	$15,699	$—	$—	$2,953	$40,765
Labor contingencies in Brazil (ii)	8,821	16,165	(16,539)	408	1,103	9,958
Other (iii)	5,763	4,458	(2,935)	(17)	415	7,684
Subtotal	36,697	36,322	(19,474)	391	4,471	58,407
Judicial deposits (iv)	(6,341)	—	—	(424)	(788)	(7,553)
Provision for contingencies	$30,356	$36,322	$(19,474)	$(33)	$3,683	$50,854

Year ended December 31, 2024:
Tax contingencies in Brazil (i)	$40,583	$(10,994)	$(363)	$—	$(7,113)	$22,113
Labor contingencies in Brazil (ii)	12,674	14,475	(15,730)	—	(2,598)	8,821
Other (iii)	5,929	3,720	(2,979)	—	(907)	5,763
Subtotal	59,186	7,201	(19,072)	—	(10,618)	36,697
Judicial deposits (iv)	(8,567)	—	—	419	1,807	(6,341)
Provision for contingencies	$50,619	$7,201	$(19,072)	$419	$(8,811)	$30,356

Year ended December 31, 2023:
Tax contingencies in Brazil (i)	$28,505	$10,697	$(151)	$—	$1,532	$40,583
Labor contingencies in Brazil (ii)	14,095	14,231	(17,377)	556	1,169	12,674
Other (iii)	10,145	(668)	(4,494)	(3)	949	5,929
Subtotal	52,745	24,260	(22,022)	553	3,650	59,186
Judicial deposits (iv)	(7,906)	—	—	80	(741)	(8,567)
Provision for contingencies	$44,839	$24,260	$(22,022)	$633	$2,909	$50,619

(i)In 2025, 2024 and 2023, it includes mainly INSS (Instituto Nacional do Seguro Social) and CIDE (Contribuições de Intervenção no Domínio Econômico).
(ii)It primarily relates to dismissals in the normal course of business.
(iii)It relates to tax and labor contingencies in other countries and civil contingencies in all countries.
(iv)It primarily relates to judicial deposits the Company was required to make in connection with the proceedings in Brazil.

As of December 31, 2025, there are certain matters related to the interpretation of tax (for income tax matters refer to note 17), customs, labor and civil laws for which there is a reasonable possibility that a loss may have been incurred in accordance with ASC 450-20-50-4 within a range of $493 million and $534 million. In accordance with ASC 450-20-50-6, unasserted claims or assessments that do not meet the conditions mentioned have not been included.
Pursuant to the Stock Purchase Agreement with McDonald’s Corporation, McDonald’s Corporation indemnifies the Company for certain Brazilian claim. As of December 31, 2025 and 2024, the provision for contingencies includes $1,378 and $1,179, respectively related to this claim. As a result, the Company has recorded a non-current asset in respect of McDonald’s Corporation’s indemnity within “Miscellaneous” in the consolidated balance sheet.